Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 23, 1996 included in Host Marriott Services Corporation's Form 10-K/A for the year ended December 29, 1995 and to all references to our Firm included in this registration statement.


                                                     ARTHUR ANDERSEN LLP



Washington, D.C.
June 19, 1996






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